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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 August 20, 1998

                                 OMNICARE, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-8269                                    31-1001351
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    (Commission File Number)              (IRS Employer Identification No.)


        50 East RiverCenter Boulevard, Covington, Kentucky       41011
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            (Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:            (606) 291-6800
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Item 5.  Other Events
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     Omnicare, Inc. earned net income of $8,383,000 on sales of $127,075,000 for the month ended July 31, 1998.





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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Omnicare, Inc.
                                                ----------------------
                                                      (Registrant)

Date:   August 20, 1998                  By: /s/ David W. Froesel, Jr.
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                                             David W. Froesel, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)



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